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                                                                    EXHIBIT 99.3

                           BAY PLAZA OFFICE BUILDING

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996
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                          Independent Auditors' Report



To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of Bay Plaza Office Building for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Bay Plaza Office Building for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                            Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
May 29, 1997





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                           BAY PLAZA OFFICE BUILDING
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996



REVENUES
    Net rental revenues                                     $  999,848
    Other revenues                                              71,064
                                                            ----------

            Total revenues                                   1,070,912

OPERATING EXPENSES
    Repairs and maintenance                                    146,001
    Utilities                                                  132,575
    Property taxes                                              76,448
     Salaries and benefits                                      35,124
    Insurance                                                   13,866
                                                            ----------

            Total direct operating expenses                    404,014
                                                            ----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES             $  666,898
                                                            ==========





         The accompanying notes are an integral part of this statement.





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                           BAY PLAZA OFFICE BUILDING
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               December 31, 1996


NOTE 1:       ORGANIZATION AND BASIS OF PRESENTATION

              Bay Plaza Office Building is a 75,780 square foot office building located in Tampa, Florida. During 1996, the property was owned by Bay Plaza I Partners.

              The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:       ACCOUNTING ESTIMATES

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:       OTHER REVENUES

              Other revenues consists of the following:

                      Utility reimbursements              $ 70,098
                      Miscellaneous                            966
                                                          --------

                                                          $ 71,064
                                                          ========

NOTE 4:       SUBSEQUENT EVENT

              The property was sold to Continental Mortgage and Equity Trust, a California business trust, on June 24, 1997.





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